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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     December 30, 1998 (December 23, 1998)
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                Date of report (Date of earliest event reported)

                               Hexcel Corporation
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               (Exact Name of Registrant as Specified in Charter)

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
  DELAWARE             1-8472             94-1109521
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  (State of    (Commission File No.)     (IRS Employer
Incorporation)                          Identification
                                             No.)
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                               Two Stamford Plaza
                             281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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             (Address of Principal Executive Offices and Zip Code)

                                 (203) 969-0666
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

CS-INTERGLAS ACQUISITION

    On December 23, 1998, Hexcel Corporation ("Hexcel" or the "Company") completed its acquisition of a 43.6% equity interest in CS-Interglas AG ("CS-Interglas"), together with fixed-priced options to increase such equity interest to 84%, as part of Hexcel's acquisition of the fabrics business of Clark-Schwebel, Inc. and its subsidiaries (the "Clark-Schwebel Acquisition"). The Company paid a deferred purchase price of $19 million to complete this acquisition. CS-Interglas is headquartered in Erbach, Germany and had approximately $155 million in sales in 1997.

BUSINESS CONSOLIDATION PROGRAM

    As a result of the Clark-Schwebel Acquisition, changing market conditions and the need for continuous improvement, the Company is intensifying its business consolidation efforts to achieve more rapid cost reductions throughout its organization. These efforts will include implementing an aggressive value chain management program and reducing costs through the Company's Lean Enterprise program. In addition, the Company has initiated a reorganization of its business operations to focus on improved operating effectiveness and to integrate the Clark-Schwebel business into existing fabrics operations. The Company has consolidated its U.S., European and Asian composite materials businesses into a single global business unit. As a result of these and other actions, the Company anticipates recording approximately $12 million of business acquisition and consolidation costs in the fourth quarter of 1998. Approximately one-half of this charge will be for writedowns of certain assets held for disposition.

    Beginning in 1999 the Company anticipates that annual cash savings from its business consolidation activities will be approximately $10 million. In addition, the Company has identified specific actions that it believes will result in significant savings from its Lean Enterprise and value chain management initiatives. The Company believes that these savings should help offset, but not eliminate, the expected negative impacts in 1999 of price competition and product mix changes.

    In addition to these initiatives, the Company expects to complete a global capacity and utilization review of its worldwide facilities requirements during 1999. This review may result in the closing or right-sizing of one or more facilities and in the recognition of additional business consolidation charges in 1999.

    In connection with these actions, the Company is closely scrutinizing its capital expenditure and working capital plans. Capital expenditures for 1999 are expected to be approximately $45 to $50 million. This compares to capital expenditures estimated at $65 million for 1998, which includes the acquired fabrics business of Clark-Schwebel for three and one-half months. The Company is also implementing programs to improve working capital, including reductions in inventory levels, which programs are expected to contribute to the Company's efforts in achieving $100 million of free cash flow over the 15-month period beginning in fourth quarter 1998.

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FORWARD-LOOKING STATEMENTS AND RISK FACTORS

    This Current Report on Form 8-K includes and incorporates by reference forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information which are based on forecasts of future results and estimates of amounts not yet determinable. These forward-looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "will" and similar terms and phrases, including references to assumptions.

    Such forward-looking statements include, but are not limited to: (a) expectations regarding Hexcel's financial condition and liquidity, as well as future free cash flows and earnings; (b) estimates of the total cost and annual cash savings resulting from Hexcel's business consolidation programs; (c) estimates regarding Hexcel's cash expenditure and working capital plans; and (d) expectations regarding the benefits of accelerating and expanding Hexcel's Lean Enterprise and business consolidation programs and implementing value chain management initiatives.

    Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different. Such factors include, but are not limited to, the following: the integration of the acquired Clark-Schwebel business without disruption to manufacturing, marketing and distribution activities; changes in general economic and business conditions; changes in current pricing levels; changes in political, social and economic conditions and local regulations, particularly in Asia and Europe; changes in aerospace delivery rates; reductions in sales to any significant customers, particularly Boeing or Airbus; changes in sales mix; changes in government defense procurement budgets; changes in military aerospace programs technology; industry capacity; competition; disruptions of established supply channels; and manufacturing capacity constraints. Additional information regarding these factors is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference herein.

    If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Company's actual results may vary materially from those expected, estimated or projected. The Company does not undertake to update its forward-looking statements or risk factors to reflect future events or circumstances.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: December 30, 1998
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                                              HEXCEL CORPORATION

                                                                BY:

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                                                                /S/ IRA J. KRAKOWER

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                                                                Name: Ira J. Krakower

                                                                Title: Senior Vice President, General Counsel and

                                                                       Secretary

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